UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(D)

OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): April 3, 2020

AKEBIA THERAPEUTICS, INC.

(Exact name of registrant as specified in its charter)

Delaware	001-36352	20-8756903
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

245 First Street Cambridge, Massachusetts	02142
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (617) 871-2098

N/A

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading symbol(s)	Name of each exchange on which registered
Common Stock, par value $0.00001 per share	AKBA	The Nasdaq Global Market

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§ 230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§ 240.12b-2 of this chapter).

Emerging growth company  ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Item 5.02 Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

On April 6, 2020, the Board of Directors (the “Board”) of Akebia Therapeutics, Inc., a Delaware corporation (the “Company”), elected Myles Wolf, M.D., M.S.Sc., to the Board as a Class II director. Dr. Wolf’s initial term is scheduled to expire at the Company’s 2022 annual meeting of stockholders. Dr. Wolf has been appointed to the Research & Development Committee of the Board (the “R&D Committee”). In connection with his election, the Board determined that Dr. Wolf is an “independent director” as that term is defined under Nasdaq Listing Rule 5605(a)(2). There were no arrangements or understandings between Dr. Wolf and any other person regarding his election to the Board.

Dr. Wolf will receive compensation pursuant to the Company’s Amended and Restated Non-Employee Director Compensation Program (the “Program”) applicable to all of the Company’s non-employee directors. In accordance with the Program, Dr. Wolf will receive annual cash retainers of $45,000 for serving on the Board and $5,000 for serving as a member of the R&D Committee, annual equity grants of 20,100 options to purchase shares of common stock of the Company (“Options”) and 13,700 restricted stock units of the Company and, on April 6, 2020, Dr. Wolf was granted 80,200 Options as a new non-employee director. Dr. Wolf will also have the same right to indemnification by the Company as granted to the Company’s other non-employee directors.

Dr. Wolf’s election fills a vacancy on the Board resulting from Jodie P. Morrison’s resignation from the Board and the R&D Committee on April 3, 2020. Ms. Morrison’s resignation was not a result of any disagreement with the Company on any matter relating to the Company’s operations, policies or practices.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

AKEBIA THERAPEUTICS, INC.

Date: April 7, 2020	By:	/s/ John P. Butler
Name: John P. Butler
Title: President and Chief Executive Officer